Forward-Looking Statement
EXHIBIT 99

Certain of the matters discussed in this report about our and our subsidiaries' future performance, including, without limitation, future revenues, earnings, strategies, prospects, consequences and all other statements that are not purely historical constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ materially from those anticipated. Such statements are based on management's beliefs as well as assumptions made by and information currently available to management. When used herein, the words “anticipate,” “intend,” “estimate,” “believe,” “expect,” “plan,” “should,” “hypothetical,”
“potential,” “forecast,” “project,” variations of such words and similar expressions are intended to identify forward-looking statements. Factors that may cause actual results to differ are often presented with the forward-looking statements themselves. Other factors that could cause actual results to differ materially from those contemplated in any forward-looking statements made by us herein are discussed in filings we make with the United States Securities and Exchange Commission (SEC), including our Annual Report on Form 10-K and subsequent reports on Form
10-Q and Form 8-K and available on our website: http://www.pseg.com. These factors include, but are not limited to:
adverse changes in the demand for or the price of the capacity and energy that we sell into wholesale electricity markets, adverse changes in energy industry law, policies and regulation, including market structures and a potential shift away from competitive markets toward subsidized market mechanisms, transmission planning and cost allocation rules, including rules regarding how transmission is planned and who is permitted to build transmission in the future, and reliability standards,
any inability of our transmission and distribution businesses to obtain adequate and timely rate relief and regulatory approvals from federal and state regulators, changes in federal and state environmental regulations and enforcement that could increase our costs or limit our operations, changes in nuclear regulation and/or general developments in the nuclear power industry, including various impacts from any accidents or incidents experienced at our facilities or by others in the industry, that could limit operations of our nuclear generating units, actions or activities at one of our nuclear units located on a multi-unit site that might adversely affect our ability to continue to operate that unit or other units located at the same site,
any inability to manage our energy obligations, available supply and risks, adverse outcomes of any legal, regulatory or other proceeding, settlement, investigation or claim applicable to us and/or the energy industry, any deterioration in our credit quality or the credit quality of our counterparties, availability of capital and credit at commercially reasonable terms and conditions and our ability to meet cash needs, changes in the cost of, or interruption in the supply of, fuel and other commodities necessary to the operation of our generating units, delays in receipt of necessary permits and approvals for our construction and development activities, delays or unforeseen cost escalations in our construction and development activities, any inability to achieve, or continue to sustain, our expected levels of operating performance, any equipment failures, accidents, severe weather events or other incidents that impact our ability to provide safe and reliable service to our customers, and any inability to obtain sufficient insurance coverage or recover proceeds of insurance with respect to such events, acts of terrorism, cybersecurity attacks or intrusions that could adversely impact our businesses, increases in competition in energy supply markets as well as competition for certain transmission projects, any inability to realize anticipated tax benefits or retain tax credits, challenges associated with recruitment and/or retention of a qualified workforce, adverse performance of our decommissioning and defined benefit plan trust fund investments and changes in funding requirements, changes in technology, such as distributed generation and micro grids, and greater reliance on these technologies, and changes in customer behaviors, including increases in energy efficiency, net-metering and demand response.
All of the forward-looking statements made in this report are qualified by these cautionary statements and we cannot assure you that the results or developments anticipated by management will be realized or even if realized, will have the expected consequences to, or effects on, us or our business prospects, financial condition or results of operations. Readers are cautioned not to place undue reliance on these forward-looking statements in making any investment decision. Forward-looking statements made in this report apply only as of the date of this report. While we may elect to update forward-looking statements from time to time, we specifically disclaim any obligation to do so, even if internal estimates change, unless otherwise required by applicable securities laws.
The forward-looking statements contained in this report are intended to qualify for the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the
Securities Exchange Act of 1934, as amended.

GAAP Disclaimer
PSEG presents Operating Earnings in addition to its Income from Continuing
Operations/Net Income reported in accordance with accounting principles generally accepted in the United States (GAAP). Operating Earnings is a non-
GAAP financial measure that differs from Income from Continuing
Operations/Net Income because it excludes gains or losses associated with
Nuclear Decommissioning Trust (NDT), Mark-to-Market (MTM) accounting, and other material one-time items. PSEG presents Operating Earnings because management believes that it is appropriate for investors to consider results excluding these items in addition to the results reported in accordance with
GAAP. PSEG believes that the non-GAAP financial measure of Operating
Earnings provides a consistent and comparable measure of performance of its businesses to help shareholders understand performance trends. This information is not intended to be viewed as an alternative to GAAP information.
Slides A and B at the end of this presentation include a list of items excluded from Income from Continuing Operations/Net Income to reconcile to Operating
Earnings, with a reference to that slide included on each of the slides where the non-GAAP information appears.
These materials and other financial releases can be found on the pseg.com website under the investor tab, or at http://investor.pseg.com/

PSEG 2014 Operating Earnings expected
to be at the upper end of guidance range
$2.44
$2.58
$2.55 - $2.75E
Reflects increased level of utility investment, pension savings and assumes normal weather and unit operations for the rest of year

2012 2013 2014 Guidance
SEE SLIDE A FOR ITEMS EXCLUDED FROM INCOME FROM CONTINUING
OPERATIONS/NET INCOME TO RECONCILE TO OPERATING EARNINGS.
E = ESTIMATE.

Operating Earnings Mix
Long term investment program has driven increased earnings
contribution from stable, regulated business
*SEE SLIDE A FOR ITEMS EXCLUDED FROM INCOME FROM CONTINUING OPERATIONS/
NET INCOME TO RECONCILE TO OPERATING EARNINGS; DISCONTINUED OPERATIONS REFLECT TEXAS.   E=ESTIMATE
** 2014 PERCENTS USE MIDPOINT OF EARNINGS GUIDANCE.
Power’s diverse fuel mix
and dispatch flexibility
continues to generate
earnings and free cash flow
PSE&G’s investment in
transmission has
diversified its asset base
and, coupled with other
investments
and cost controls,
supported compound
annual earnings growth of
~18% over  2009 – 2013
Operating Earnings* Contribution by Subsidiary (%)
PSE&G
Power
Other
$2.44
$2.58
$2.55 -
$2.75E
$3.12 $2.74
$3.09
2009 2010 2011 2012 2013 2014E**

20%
27%
38%
43%
47%
54%
76%
69%
62%
54%
54%
43%

PSEG’s business profile has been transformed
through significant growth in utility capital spending, and we have consistently identified attractive opportunities for additional investment
3 YR
AVG
3 YR
AVG
ENDED
3 YEAR AVERAGE PSE&G CAPITAL
SPENDING GREW AT A RATE OF 23%
PER YEAR FROM 2008 - 2013
AVERAGE PSE&G CAPITAL SPENDING
FOR THE 3-YEAR PERIOD
ENDING IN BASE YEAR.
PSE&G TOTAL CAPITAL SPENDING
IN BASE YEAR.
3 YR
AVG
3 YR
AVG
3 YR
AVG
3 YR
AVG
3 YR
AVG
3 YR
AVG

$620
$729
$958
$1,138
$1,443
$1,749
$761
$855
$1,257
$1,302
$1,770
$2,175
$0
$500
$1,000
$1,500
$2,000
$2,500
2008 2009 2010 2011 2012 2013
PSE&G Total Capex

PSEG Q2 2014 Financial Highlights
*SEE SLIDE B FOR ITEMS EXCLUDED FROM NET INCOME TO RECONCILE TO OPERATING EARNINGS
Earnings on Track
Operating earnings of $0.49 vs. $0.48 per share in Q2 2013
Increased earnings contribution from PSE&G’s investment in Transmission
Expect 2014 Operating Earnings to be at the upper end of the $2.55 to $2.75 per share guidance range – assuming normal weather and plant operations for the balance of the year
Operating Review
PSEG Power output down 5% vs. Q2 2013 from Linden and Salem 2 outages, partially offset by improvement in coal generation
PSE&G placed the 230 kV North Central Reliability transmission project in service
Power’s fleet fully restored from storm outages
PSEG Disciplined Capital Investment
BPU approved $1.22 billion investment in PSE&G’s Energy Strong infrastructure program
PJM deferred a final decision on its recommended solution, to be built by PSE&G, for the
Artificial Island project via FERC 1000 competitive bidding process
Market Developments
Recent EPA actions on 316(b) and GHGs

PSE&G’s operating earnings grew ~18%
per year over the 5-year period with increased investment,
cost control and supportive rate mechanisms
*SEE SLIDE A FOR ITEMS EXCLUDED FROM INCOME FROM CONTINUING OPERATIONS/NET INCOME TO RECONCILE TO OPERATING
EARNINGS.
PSE&G Operating Earnings* Per Share

$0.63
$0.85
$1.03
$1.04
$1.21
2009 2010 2011 2012 2013

Successfully worked with regulators
to develop multiple solutions for New Jersey’s energy and
economic development goals

ENERGY EFFICIENCY
assisting customers with
controlling energy usage:
$0.3B
RENEWABLES
creative solutions to install
solar generation:
$0.7B
DISTRIBUTION
improving electric and gas
delivery infrastructure:
$1.0B
•
Solar Loan I – 2008
•
Solar Loan II – 2009
•
Solar 4 All – 2009
•
Solar Loan III – 2013
•
Solar 4 All Ext – 2013
•
Carbon Abatement – 2008
•
Energy Efficiency – 2009
•
Demand Response – 2009
•
Energy Efficiency Ext – 2011
•
NJ Capital Infrastructure
Program 1 (CIP 1) – 2009
•
NJ Capital Infrastructure
Program 2 (CIP 2) – 2011
•
Energy Strong – 2014
Invested ~$2.0B
through 2013
Plan to invest
additional ~$1.6B
through 2018 in
approved program
Filed for Energy
Efficiency Extension II in
August 2014 for ~$100
million
NOTE: SPENDING THROUGH 2013 UNLESS INDICATED OTHERWISE

Transmission represented ~36% of rate base at YE 2013
up  from ~15% at YE 2009
Transmission
has
delivered,
and has grown
to represent
~36% of rate
base
PSE&G’s Transmission Capital Expenditures

-
200
400
600
800
1,000
1,200
1,400
1,600
1,800
2009 2010 2011 2012 2013
Burlington-Camden Mickleton-Gloucester-Camden
North Central Reliability Northeast Grid
Susquehanna-Roseland Remaining Transmission

PSE&G’s existing major transmission
investment program remains on schedule and on budget
Major Transmission Projects
Project Roster
Approved
ROE
Inclusion
of CWIP in
Rate Base
100%
Recovery
of Costs
Due to
Abandonment
Project
Estimate
Up To
($ Millions)
Expected
In-service
Date
Susquehanna-Roseland 12.93% $790
June 2014 /
June 2015
Northeast Grid Reliability 11.93% $907 June 2015
North Central Reliability 11.68% $390 Completed
Burlington–Camden 230kV 11.68% $399 Completed
Mickleton–Gloucester–Camden 230kV 11.68% $435 June 2015
Bergen—Linden Corridor 345kV 11.68% $1,200 June 2018

Planned transmission spend of $6.8 billion
is driven by PJM reliability projects, 69kV conversions and
life-cycle replacement projects
PSE&G’s Transmission Capital Expenditures
Previous Forecast for 2013-2017
E= ESTIMATE
-
200
400
600
800
1,000
1,200
1,400
1,600
1,800
2009 2010 2011 2012 2013 2014E 2015E 2016E 2017E 2018E
Burlington-Camden
Mickleton-Gloucester-Camden
North Central Reliability
Northeast Grid
Susquehanna-Roseland
Future Identified Transmission
Remaining Transmission

PSE&G’s 2014 operating earnings
to benefit from increased investment in transmission and
on-going cost control
E=ESTIMATE
PSE&G Operating Earnings*
($ Millions)

*SEE SLIDE A FOR ITEMS EXCLUDED FROM INCOME FROM CONTINUING
OPERATIONS/NET INCOME TO RECONCILE TO OPERATING EARNINGS.

•
Environmental restrictions may
tighten market
•
Insufficient gas infrastructure
continues to place upward pressure on
fuel prices during seasonal peaks
•
Market liquidity remains weak beyond
2015
$
$1
$2
$3
$4
$5
$6
1/1/2011 1/1/2012 1/1/2013 1/1/2014 1/1/2015 1/1/2016 1/1/2017 1/1/2018
Historical Forward
$20
$25
$30
$35
$40
$45
$50
$55
$60
2011 2012 2013 2014F 2015F 2016F 2017F 2018F
$10
$14
$18
$22
$26
$30
$34
$38
2011 2012 2013 2014 F 2015 F 2016 F 2017 F 2018 F
Market Review:
Long-term fundamentals remain sound
NYMEX Natural Gas Price
PJM West RTC
PJM West Spark Spreads

F=FORWARDS AS OF 8/13/2014, 2014F INCLUDES HISTORY AND FORWARDS

06/01/13
07/01/13
08/01/13
09/01/13
10/01/13
11/01/13
12/01/13
01/01/14
02/01/14
03/01/14
04/01/14
05/01/14
06/01/14
07/01/14
08/01/14

Competitive Advantage:
~25% of Power’s gas
for generation comes from Marcellus
• Our combined cycle and peaking assets have been able to take advantage of locational gas price volatility driven by production and logistical constraints
• Lower cost shale supply provides additional savings during periods of lower residential gas demand
Market
Prices for
Natural Gas
Access
to Lower
Cost Shale
Gas in
Marcellus
and Utica
Spot Natural Gas Prices: June 2013 – August 2014*
*AS OF 8/13/2014

$-
$1
$2
$3
$4
$5
$6
$7
$8
Henry Hub Leidy -Transco (Marcellus)

$/MWh

$/MWh
Jan-13
Feb-13
Mar-13
Apr-13
May-13
Jun-13
Jul-13
Aug-13
Sep-13
Oct-13
Nov-13
Dec-13
Jan-14
Feb-14
Mar-14
Apr-14
May-14
Jun-14
Jul-14

$/MWh
1/1/2013
2/1/2013
3/1/2013
4/1/2013
5/1/2013
6/1/2013
7/1/2013
8/1/2013
9/1/2013
10/1/2013
11/1/2013
12/1/2013
1/1/2014
2/1/2014
3/1/2014
4/1/2014
5/1/2014
6/1/2014
7/1/2014
8/1/2014

PSEG

Competitive Advantage:
Locational advantage
from short term basis volatility
$45
-
$47
$37
-
$38
$56
-
$58
$39
-
$40
ANNUAL FORWARD (F) BASIS TO PJM-WEST AS OF 8/13/2014.  2014F INCLUDES HISTORY AND FORWARDS.
•
Annual basis benefits baseload
units
•
Intermediate units flexible to
seasonal opportunities
•
Combined Cycle and Peaking
units positioned to optimize daily
and hourly volatility
PS Zone Annual Basis to PJM-W PS Zone Day Ahead On Peak Monthly Basis to PJM-W
PS Zone Real Time On Peak Hourly Basis to PJM-W

$-
$2
$4
$6
$8
$10
$12
$14
$16
$18
$20
2011 2012 2013 2014 F 2015 F 2016 F 2017 F 2018 F
$(10)
$(5)
$-
$5
$10
$15
$20
$(600)
$(500)
$(400)
$(300)
$(200)
$(100)
$-
$100
$200
$300
$400

Forward curve shows that Marcellus shale supply averages over $1.50/MMbtu discount year-round through 2018
Sustainable Advantage:  Fuel advantage
continues throughout the curve
Basis to Henry Hub
2013 AVERAGE 6/1/13-12/31/13; F= FORWARDS AS OF 8/13/14. 2014F INCLUDES HISTORY AND FORWARDS.
LEIDY BASIS FROM ICE/BROKER QUOTES

(2.50)
(2.00)
(1.50)
(1.00)
(0.50)
-
0.50
1.00
1.50
2.00
2.50
3.00
2013 2014F 2015F 2016F 2017F 2018F
Leidy Basis to HH TRANS Z6 Basis to HH TET M3 Basis to HH

Improving Operating Earnings
and increased contribution from PSE&G
PSEG Operating Earnings
$ Millions (except EPS) 2012 2013 2014E
PSE&G $528 $612 $705 - $745
PSEG Power $663 $710 $550 - $610
Enterprise/Other $45 ($13) $35 - $40
Operating Earnings* $1,236 $1,309 $1,290 - $1,395
Operating EPS* $2.44 $2.58 $2.55 - $2.75
Regulated % of Earnings 43% 47% 53% - 55%
* SEE SLIDE A FOR ITEMS EXCLUDED FROM INCOME FROM CONTINUING OPERATIONS/NET
INCOME TO RECONCILE TO OPERATING EARNINGS.
NOTE: 2012 OPERATING EARNINGS RE-STATED FOR TRANSFER OF ASSETS FROM PSEG HOLDINGS
TO PSEG POWER.  E=ESTIMATE.

PSEG’s longer-term outlook is influenced by
Power’s hedge position and increased investment at PSE&G
2015E
2016E
Each $0.75/mcf Change in Natural Gas
Each $2/MWh Change in Spark Spread
Each $5/MWh Change in Dark Spread
Each 1% Change in Nuclear Capacity Factor
Segment EPS Drivers
Each $100 Million of Incremental Investment
Each 1% Change in Sales
Electric
Gas
Each 1% Change in O&M
Each 10 bp Change in ROE
$0.01
$0.01
$0.01
$0.01
$0.01
$0.08 - $0.11
$0.04
$0.04
$0.01
$0.00
$0.04
$0.02
$0.01
$0.01
$0.01
$0.01
$0.01
$0.01
E = ESTIMATE
Sensitivities derived from typical annual market variability*
* Estimated annual variability approximating one standard deviation based on 2011 – 2013 historical data and forward curve estimates applied to PSEG Power open positions
POWER EARNINGS SENSITIVITIES UPDATED FOR 7/31/2014 PRICE CURVES.

Items Excluded from Income from Continuing
Operations/Net Income to Reconcile to Operating Earnings
PLEASE SEE PAGE 3 FOR AN EXPLANATION OF PSEG’S USE OF OPERATING EARNINGS AS A NON-GAAP FINANCIAL MEASURE AND HOW IT
DIFFERS FROM NET INCOME.
Includes the financial impact from positions with forward delivery months.
A
2013 2012 2011  2010 2009  2008
Earnings Impact ($ Millions)
Operating Earnings 1,309 $      1,236 $   1,389 $   1,584 $     1,567 $   1,478 $
Gain (Loss) on Nuclear Decommissioning Trust (NDT)
Fund Related Activity (PSEG Power)
40 52 50 46 9 (71)
Gain (Loss) on Mark-to-Market (MTM)
(a)
(PSEG Power)
(74) (10) 107 (1) (11) 14
Lease Transaction Activity (PSEG Enterprise/Other) - 36 (173) - 29 (490)
Storm O&M (PSEG Power) (32) (39) - - - -
Market Transition Charge Refund (PSE&G) - - - (72) - -
Gain (Loss) on Asset Sales and Impairments (PSEG Enterprise/Other)
- - 34 - - (13)
Income from Continuing Operations 1,243 $      1,275 $   1,407 $   1,557 $     1,594 $   918 $
Discontinued Operations - - 96 7 (2) 270
Net Income
1,243 $      1,275 $   1,503 $   1,564
$
1,592 $   1,188 $
Fully Diluted Average Shares Outstanding (in Millions) 508 507 507 507 507 508
Per Share Impact (Diluted)
Operating Earnings 2.58 $        2.44 $     2.74 $     3.12 $       3.09 $     2.91 $
Gain (Loss) on NDT Fund Related Activity (PSEG Power) 0.08 0.10 0.10 0.09 0.02 (0.14)
Gain (Loss) on MTM
(a)
(PSEG Power) (0.14) (0.02) 0.21 - (0.02) 0.03
Lease Transaction Activity (PSEG Enterprise/Other) - 0.07 (0.34) - 0.05 (0.96)
Storm O&M (PSEG Power) (0.07) (0.08) - - - -
Market Transition Charge Refund (PSE&G) - - - (0.14) - -
Gain (Loss) on Asset Sales and Impairments (PSEG Enterprise/Other) - - 0.06 - - (0.03)
Income from Continuing Operations 2.45 $        2.51 $     2.77 $     3.07 $       3.14 $     1.81 $
Discontinued Operations - - 0.19 0.01 - 0.53
Net Income 2.45 $        2.51 $     2.96 $     3.08 $       3.14 $     2.34 $
For the Year Ended
December 31,
(Unaudited)
PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
Reconciling Items, net of tax
(a)